INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAX
Schedule of reconciliation between the income tax expense computed by applying the statutory tax rate to loss before income tax

	For the
	years ended December 31,
	2020	2021	2022
Federal statutory tax rate	21.00%	21.00%	21.00%
Effect of tax rates in foreign jurisdiction	(18.32)%	(15.85)%	(9.56)%
State taxes	0.40%	0.30%	0.60%
Research and development credit	(0.03)%	(0.33)%	(3.13)%
Non-deductible expenses	0.26%	0.20%	0.44%
Changes in valuation allowances	(3.33)%	(5.32)%	(9.35)%
Effective tax rate	$(0.02)%	$0.00%	$0.00%

Schedule of deferred income tax assets

	As of December 31,
	2021	2022
Deferred income tax assets
Research and development credits	$86	$169
Net operating loss carryforwards	1,266	2,398
	1,352	2,567
Valuation allowance	(1,352)	(2,567)
Total net deferred income tax assets	$—	$—